                                                                    EXHIBIT 99.7

                             FORM OF CASH ELECTION

                            FOR HOLDERS OF SHARES OF
                  COMMON STOCK, PAR VALUE $0.25 PER SHARE, OF

                       SAVANNAH FOODS & INDUSTRIES, INC.

                        DESIRING TO MAKE A CASH ELECTION


                                PURSUANT TO THE
                         AGREEMENT AND PLAN OF MERGER,
                        DATED AS OF SEPTEMBER 12, 1997,
                       AMONG IMPERIAL HOLLY CORPORATION,
                         IHK MERGER SUB CORPORATION AND
                       SAVANNAH FOODS & INDUSTRIES, INC.

                              THE EXCHANGE AGENT:

                              THE BANK OF NEW YORK
                  BY MAIL, OVERNIGHT COURIER OR HAND DELIVERY:


                  [INSERT DELIVERY ADDRESSES AND PHONE NUMBER]


         This Form is to be completed by holders ("Holders") of the common stock, par value $0.25 per share ("Savannah Common Stock"), of Savannah Foods & Industries, Inc., a Delaware corporation ("Savannah Foods"), and is to accompany the certificates for shares of Savannah Common Stock, if such certificates are submitted (or if delivery of Shares (defined below) is to be made by book-entry transfer to the account of Bank of New York (the "Exchange Agent") at the Depositary Trust Company ("DTC") or the Philadelphia Depository Trust Company ("PDTC") pursuant to book entry procedures) in connection with an election to receive $20.25 in cash per share (the "Cash Consideration") for all or a portion of their shares ("Shares") of Common Stock (a "Cash Election") in connection with the merger (the "Merger") of Savannah Foods with and into IHK Merger Sub Corporation ("IHK Sub"), a wholly owned subsidiary of Imperial Holly Corporation ("Imperial Holly"), as more fully described in the accompanying Joint Proxy Statement/Prospectus (the "Proxy Statement"). Holders who do not wish to receive the Cash Consideration for all or a portion of their Shares will receive shares of common stock, no par value, ("Imperial Common Stock") of Imperial Holly in the Merger as described below and in the Proxy Statement, subject to the proration procedures described below and in the Proxy Statement. Holders who desire to make a Cash Election should fill out this form and submit it to the Exchange Agent together with the certificate(s) representing the shares for which the Cash Election is made (the "Electing Shares").

         HOLDERS OF SAVANNAH COMMON STOCK SHOULD ONLY SUBMIT THIS FORM IF THEY WISH TO MAKE A CASH ELECTION AS DESCRIBED BELOW AND IN THE PROXY STATEMENT. BECAUSE OF THE PRORATION PROCEDURES DESCRIBED BELOW AND IN THE PROXY STATEMENT, STOCKHOLDERS WHO MAKE A CASH ELECTION MAY NOT RECEIVE THE AMOUNT OF CASH THAT THEY ELECT. STOCKHOLDERS WHO DO NOT WISH TO RECEIVE THE CASH CONSIDERATION AND INSTEAD WISH TO RECEIVE SHARES OF IMPERIAL COMMON STOCK SHOULD NOT SUBMIT THIS FORM. AT THE EFFECTIVE TIME OF THE MERGER, EACH SHARE OF SAVANNAH COMMON STOCK NOT MAKING A CASH ELECTION WILL, SUBJECT TO THE PRORATION PROCEDURES DESCRIBED BELOW AND IN THE PROXY STATEMENT, BE CONVERTED INTO THE RIGHT TO RECEIVE $20.25 OF IMPERIAL COMMON STOCK, SUBJECT TO A COLLAR AS DESCRIBED BELOW AND IN THE PROXY STATEMENT.

         The Merger will constitute the second and final step in the acquisition of Savannah Foods by Imperial Holly pursuant to the Agreement and Plan of Merger, dated September 12, 1997, among Imperial Holly, IHK Sub and Savannah Foods (the "Merger Agreement"). The first step was a tender offer (the "Tender Offer") by IHK Sub for 14,397,836 shares of Savannah Common Stock, representing 50.1% of the outstanding shares of Savannah Common Stock, for $20.25 per share in cash which IHK Sub successfully completed on October 16, 1997. In the Merger, 30% of the outstanding shares of Savannah Common Stock will be converted into the right to receive $20.25 of Imperial Common Stock (subject to a collar) and 19.9% of the outstanding shares of Savannah Common Stock will be converted into the right to receive the Cash Consideration. The remaining 50.1% of the outstanding shares of Savannah Common Stock, which were purchased by IHK Sub in the Tender Offer, will be canceled.

         The Merger Agreement permits you and other Savannah Foods stockholders to elect, subject to the proration procedures described below and in the Proxy Statement, the number of Shares for which you wish to receive the Cash Consideration in lieu of shares of Imperial Common Stock (and as a result, the number of your Shares that will be converted into shares of Imperial Common Stock in the Merger). The amount of Cash Consideration and the number of shares of Imperial Common Stock you will receive in exchange for your Shares in the Merger will depend on (i) whether you make a Cash Election, (ii) how many Cash Elections are made by other Holders and (iii) the application of a proration procedure, as explained in detail herein and in the Proxy Statement accompanying this Form.

         This Form is to be completed, signed and mailed or delivered (or transmitted by telecopy facsimile) by Holders who desire to make a Cash Election to the Exchange Agent, together with such Holders' share certificates (or the attached Notice of Guaranteed Delivery of share certificates must be completed and signed and must be received by the Exchange Agent) representing Electing Shares by 5:00 p.m. New York City time on the business day next preceding the day on which the vote at the Savannah Foods special meeting (or any adjournment thereof) is to be taken (the "Election Deadline") on the approval of the Merger Agreement and the Merger.

         DELIVERY OF THIS FORM OF CASH ELECTION AFTER SUCH DEADLINE OR TO ANY ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. SEE INSTRUCTION A.

         THE BOARD OF DIRECTORS OF SAVANNAH FOODS MAKES NO RECOMMENDATIONS AS TO WHETHER OR NOT YOU SHOULD MAKE A CASH ELECTION. YOU SHOULD MAKE YOUR OWN DECISION, IN CONSULTATION WITH YOUR OWN FINANCIAL AND TAX ADVISORS, AS TO WHETHER TO MAKE A CASH ELECTION.

         THE INSTRUCTIONS ACCOMPANYING THIS FORM OF CASH ELECTION SHOULD BE READ CAREFULLY BEFORE THIS FORM OF CASH ELECTION IS COMPLETED.

         List below the certificates for Shares to which this Form of Cash Election relates. If the space below is inadequate, the certificate number and number of Shares should be listed on a separate signed schedule affixed hereto.



                   DESCRIPTION OF CERTIFICATES SURRENDERED

---------------------------------------------------------------------------------------------------------------
     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S),
    EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S)(1)
                                                                CERTIFICATE(S) BEING SURRENDERED (ATTACH
                (PLEASE FILL IN, IF BLANK)                        ADDITIONAL SIGNED LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF SHARES
                                                                                -------------------------------
                                                                                                   For which
                                                                                  Represented         Cash
                                                                 CERTIFICATE           by           Election
                                                                  NUMBER(S)       Certificate(s)   is Made (2)
                                                           ----------------------------------------------------

                                                           ----------------------------------------------------

                                                           ----------------------------------------------------

                                                           ----------------------------------------------------

                                                           ----------------------------------------------------
                                                                 TOTAL SHARES
---------------------------------------------------------------------------------------------------------------


(1) Only certificates registered in a single form may be deposited with this Form of Cash Election. If certificates are registered in different forms (e.g., John R. Doe and J. R. Doe), it will be necessary to fill in, sign and submit as many separate copies of this Form of Cash Election as there are different registrations of certificates. Additional copies of the Form of Cash Election may be obtained by calling the Bank of New York.

(2) Unless otherwise indicated in the box set forth above, it will be assumed that all Shares related to a submitted certificate are to be treated as having made a Cash Election.



                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                SEE INSTRUCTION A IF COMPLETING THE BOXES BELOW.



-----------------------------------------------------      --------------------------------------------------
             SPECIAL PAYMENT INSTRUCTIONS                            SPECIAL DELIVERY INSTRUCTIONS
    To be  completed ONLY  if the  check for  Shares           To be  completed ONLY if the  check for Shares
 and/or   certificate(s)  representing   shares   of       and/or   certificate(s)  representing   shares  of
 Imperial Common  Stock received in  the Merger  are       Imperial Common  Stock received in  the Merger are
 to  be issued in the name of someone other than the       to be sent to  someone other than the undersigned,
 undersigned.                                              or  to the  undersigned at  an address  other than
                                                           that  shown  under  "Description  of  Certificates
                                                           Surrendered."

 Issue check and/or certificate to:                        Mail check to:
 Name:                                                     Name:
       -------------------------------------------               -------------------------------------------
                (Please Print or Type)                                   (Please Print or Type)

 Address:                                                  Address:
           ---------------------------------------                   ---------------------------------------

 -------------------------------------------------         -------------------------------------------------

 -------------------------------------------------         -------------------------------------------------

 -------------------------------------------------         -------------------------------------------------
         (Print Address, including Zip Code)                      (Print Address, including Zip Code)

 -------------------------------------------------
   (Taxpayer Identification or Social Security No.)
       (See also Substitute Form W-9 attached)
-----------------------------------------------------      --------------------------------------------------





[ ] CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY INCLUDED WITH THIS FORM OF CASH ELECTION AND COMPLETE THE FOLLOWING (SEE INSTRUCTION A):



Name(s) of Holder(s):
                     ---------------------------------------------------------
Date of Execution of Notice of Guaranteed Delivery:
                                                   ---------------------------
Name of Eligible Institution that Guaranteed Delivery:
                                                      ------------------------

PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

[ ] CHECK HERE IF YOU CANNOT LOCATE CERTIFICATES. UPON RECEIPT OF THIS FORM. THE EXCHANGE AGENT WILL CONTACT YOU DIRECTLY WITH REPLACEMENT INSTRUCTIONS.



[ ] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT DTC OR PDTC AND COMPLETE THE FOLLOWING:


Name of Electing Institution    [ ]  The Depository Trust Company   or     [ ]   Philadelphia Depository Trust Company

Account No.                                                                 Transaction Code No.
            ----------------------                                                               ---------------------



                         (DO NOT WRITE IN SPACES BELOW)

----------------------------------------------------------------------------------------------------------
                            Shares
                           Converted
                             Into                                     Shares                      Check
 Shares        Shares      Retained    Certificate      Block        Converted       Check       Amount
Submitted     Accepted      Shares          No.           No.        Into Cash        No.          of
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------



Delivery Prepared By:               Checked By:             Dated:
                     ------                    ---------          -----------

                               HOLDER'S AGREEMENT


The Bank of New York,
Exchange Agent

Gentlemen:

         In connection with the merger (the "Merger") of Savannah Foods & Industries, Inc., a Delaware corporation ("Savannah Foods"), with and into IHK Merger Sub Corporation ("IHK Sub"), a wholly owned subsidiary of Imperial Holly Corporation ("Imperial Holly"), the undersigned hereby submits this Form of Cash Election and surrenders the certificate(s) representing shares of common stock, par value $0.25 per share, of Savannah Foods listed above in "Description of Certificates Submitted" (the "Shares") or hereby transfers ownership of such Share certificates on the account books maintained by DTC or PDTC and elects (a "Cash Election"), to receive $20.25 per Share in cash (the "Cash Consideration") for all or a specified portion of the Shares represented by such certificates ("Electing Shares") following consummation of the Merger.

         The undersigned acknowledges that his or her Cash Election and submission of Electing Shares is subject to the terms, conditions and limitations set forth in (i) the Joint Proxy Statement/Prospectus, dated as of November 20, 1997 (the "Proxy Statement"), relating to the Agreement and Plan of Merger, dated as of September 12, 1997, among Imperial Holly, IHK Sub and Savannah Foods (the "Merger Agreement"), receipt of which is acknowledged by the undersigned, (ii) the terms of the Merger Agreement a conformed copy of which appears as Annex A to the Proxy Statement and (iii) the accompanying Instructions.

         The undersigned understands that the purpose of the election procedure is to permit holders of Shares to express their preference for the type of consideration they wish to receive or retain in the Merger, and understands that any Cash Election is subject to the proration procedures and other limitations described in the Merger Agreement, the Proxy Statement and Instruction C.

         THE UNDERSIGNED ACKNOWLEDGES THAT THE BOARD OF DIRECTORS OF SAVANNAH FOODS MAKES NO RECOMMENDATION AS TO WHETHER OR NOT THE UNDERSIGNED SHOULD MAKE A CASH ELECTION. EACH STOCKHOLDER SHOULD MAKE HIS OR HER OWN DECISION, IN CONSULTATION WITH HIS OR HER OWN FINANCIAL AND TAX ADVISORS, AS TO WHETHER OR NOT TO TAKE A CASH ELECTION.

         The undersigned represents and warrants that the undersigned has full power and authority to submit the Share certificate(s) submitted herewith or covered by a Notice of Guaranteed Delivery, free and clear of any liens, claims, charges or encumbrances whatsoever. The undersigned understands and acknowledges that the method of delivery of the Share certificate(s) and all other required documents is at the option and risk of the undersigned and that the risk of loss and title to such Share certificate(s) shall pass only after the Exchange Agent has actually received the Share certificate(s). All questions as to the election, revocation, change and form of any election and surrender of Share certificate(s) hereunder shall be determined by the Exchange Agent in its reasonable discretion, and such determination shall be binding and conclusive. The undersigned, upon receipt, shall execute and deliver all additional documents deemed by the Exchange Agent or Savannah Foods to be necessary or desirable to complete the sale, assignment, transfer, cancellation, and retirement of the Shares delivered herewith.

         The undersigned understands that in lieu of any fractional share of Imperial Common Stock, Imperial Holly will pay to each stockholder who otherwise would be entitled to receive a fraction of a share of Imperial Common Stock (after taking into account all of the Shares delivered by such stockholder) an amount in cash determined by multiplying (i) $20.25 by (ii) the fractional interest in a share of Imperial Common Stock to which such holder would otherwise be entitled.

         The undersigned authorizes and instructs you, as Exchange Agent, to deliver certificates of Electing Shares to Savannah Foods and/or Imperial Holly and to receive on behalf of the undersigned, in exchange for Electing Shares represented thereby, any check for cash (or, in the event of a partial Cash Election or as a result of the proration procedures described herein or in the Proxy Statement, certificates for shares of Imperial Common Stock) issuable in exchange for the Shares represented by such certificates pursuant to the Merger Agreement. If certificates of Electing Shares are not delivered herewith, there is furnished herewith a Notice of Guaranteed Delivery of such certificates representing Electing Shares from a member of a national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office in the United States duly endorsed in blank or otherwise in form acceptable for transfer on the books of Savannah Foods.

         The undersigned understands and agrees that the Exchange Agent will issue (unless otherwise indicated in the box entitled "Special Payment Instructions") any check for cash and/or certificate representing shares of Imperial Common Stock issuable in exchange for Electing Shares represented by the certificates submitted hereby in the name of the registered holder(s) of such Electing Shares appearing in the box "Description of Certificates Submitted." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," the undersigned understands and agrees that the Exchange Agent will mail any check for cash and/or certificate representing shares of Imperial Common Stock issuable in exchange for Electing Shares represented by the certificates submitted hereby to the registered holder(s) of the Electing Shares at the address or addresses appearing in the box entitled "Description of Certificates Submitted."

         In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, the undersigned understands and agrees that the Exchange Agent will issue any check in the name(s) of, and mail such check to, the person(s) so indicated.

PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS SET FORTH BELOW BEFORE COMPLETING AND TRANSMITTING THIS FORM OF CASH ELECTION.

--------------------------------------------------------------------------------
                             SIGNATURE OF HOLDER(S)

The undersigned represents that he or she is a Holder as described in the Holder's Agreement set forth above on Pages [4 and 5] hereof and has read and agrees to all of the terms and conditions of such Holder's Agreement.



                                   SIGN HERE



--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                          (SIGNATURE(S) OF HOLDER(S))



           Date:
                ---------------------------------------------


(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is provided by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney, agent or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction A.)



Name(s)
       ------------------------------------------------------------------------

       ------------------------------------------------------------------------
                                 (PLEASE PRINT)



Capacity (full title)
                     ----------------------------------------------------------


Address
       ------------------------------------------------------------------------

       ------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)



Area Code and Telephone No.
                           ----------------------------------------------------
Tax Identification or Social Security Number(s)
                                               --------------------------------


              Dated:                                    , 1997
                     -----------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              SIGNATURE GUARANTEE

                       (IF REQUIRED -- SEE INSTRUCTION A)



The undersigned guarantees the signature(s) which appear(s) on this Form of Cash Election and the certificate(s) submitted pursuant to this Form of Cash Election.



Authorized Signature
                    -----------------------------------------------------------



Name
      -------------------------------------------------------------------------

      -------------------------------------------------------------------------
                             (PLEASE PRINT OR TYPE)



Title
      -------------------------------------------------------------------------



Name of Firm
            -------------------------------------------------------------------

Address
        -----------------------------------------------------------------------

        -----------------------------------------------------------------------
               (ADDRESS OF GUARANTEEING FIRM, INCLUDING ZIP CODE)


Area Code and Telephone No.
                           ----------------------------------------------------

Tax Identification or Social Security Number(s)
                                               --------------------------------

              Dated:                                    , 1997
                     -----------------------------------
--------------------------------------------------------------------------------
TO PREVENT BACK-UP WITHHOLDING OF CASH PAYMENTS THAT ARE MADE PURSUANT TO THE MERGER AGREEMENT, A HOLDER MUST COMPLETE A FORM W-9, WHICH IS ENCLOSED.

                  REMEMBER TO ENCLOSE YOUR STOCK CERTIFICATES

                                  INSTRUCTIONS

         THE METHOD OF DELIVERY OF THIS FORM OF CASH ELECTION, CERTIFICATES FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE HOLDER. IF SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS STRONGLY RECOMMENDED. DELIVERY SHALL BE EFFECTED, AND RISK OF LOSS OF CERTIFICATES SHALL PASS, ONLY AFTER PROPER DELIVERY TO THE EXCHANGE AGENT OF THIS FORM OF CASH ELECTION, CERTIFICATES FOR SHARES, A FORM W-9 AND ALL OTHER REQUIRED DOCUMENTS.

A.       GENERAL.

         1. EXECUTION AND DELIVERY. This Form of Cash Election or a facsimile hereof is to be used either if Share certificates are to be forwarded herewith if Share certificates are to be delivered by book-entry transfer pursuant to book entry transfer procedures or if delivery of Shares is to be guaranteed. This Form of Cash Election must be properly completed, dated and signed in the box entitled "Signature of Holder(s)," and must be received (together with stock certificates representing the Shares as to which the Cash Election is made or with a duly signed Notice of Guaranteed Delivery of such certificates or confirmation of a book-entry transfer of such Shares, if such procedure is available, into the Exchange Agents' account at DTC or PDTC (collectively, "Book Entry Transfer Facilities") pursuant to book entry transfer procedures) by the Exchange Agent at the address of the Exchange Agent set forth on the first page hereof prior to the Election Deadline. If Share certificates are delivered to the Exchange Agent in multiple deliveries, a properly completed and duly executed copy of this Form of Cash Election must accompany each such delivery. Holders whose Share certificates are not immediately available and who cannot deliver their Share certificates and all other required documents to the Exchange Agent prior to the Election Deadline may deliver their Shares pursuant to the guaranteed delivery procedure. Pursuant to such procedure: (i) any such delivery must be made by an Eligible Institution (as defined in paragraph 2 below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, in the form provided herewith, must be received by the Exchange Agent prior to the Election Deadline; and
(iii) in the case of a guarantee of Shares, the Share certificates in proper form for transfer or a confirmation of a book entry transfer of Shares, if such procedure is available, into the Exchange Agent's account at a Book Entry Transfer Facility, together with a properly completed and duly executed copy of this Form of Cash Election with any required signature guarantees (or, in the case of a book entry transfer, an Agent's Message (defined below)), and any other documents required by this Form of Cash Election, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery. The term "Agents Message" means a message, transmitted by a Book Entry Transfer Facility, and received by the Exchange Agent and forming part of a book-entry confirmation, which states that the Book Entry Transfer Facility has received an express acknowledgment from a participant in such facility delivering the Shares, that such participant has received and agrees to be bound by the terms of this Form of Cash Election and that Imperial Holly may enforce such agreement against the participant.

         Holders of Shares who are nominees only may submit a separate copy of this Form of Cash Election for each beneficial owner for whom such registered Holder is a nominee; provided, however, that at the request of the Exchange Agent, such Holder shall certify to the satisfaction of the Exchange Agent that such Holder holds such Electing Shares as nominee for the beneficial owner thereof. Each beneficial owner for whom a copy of this Form of Cash Election is submitted will be treated as a separate Holder.

         HOLDERS WHO DO NOT SUBMIT AN EFFECTIVE COPY OF THIS FORM OF CASH ELECTION OR WHOSE COPY OF THIS FORM OF CASH ELECTION AND SHARE CERTIFICATES (OR APPROPRIATE NOTICES OF GUARANTEED DELIVERY), ARE NOT RECEIVED PRIOR TO THE ELECTION DEADLINE WILL BE DEEMED NOT TO HAVE MADE A CASH ELECTION.

         THE METHOD OF DELIVERY OF ALL DOCUMENTS IS AT THE OPTION AND RISK OF THE HOLDER. IF SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS SUGGESTED.

         2. CERTIFICATES FOR IMPERIAL COMMON STOCK AND CHECKS ISSUED IN SAME NAME. If this Form of Cash Election is signed by the registered Holder(s) of the certificates delivered herewith, the signature(s) must correspond exactly with the name(s) as written on the face(s) of the certificates without alteration, enlargement or any change whatsoever. If any certificates surrendered hereby are owned of record by two or more joint owners, all such owners must sign this Form of Cash Election. If any of the Shares delivered herewith are registered in the names of different Holders, it will be necessary to complete, sign and submit as many separate Forms of Cash Election as there are different registrations of such Shares.

         No signature on this Form of Cash Election is required to be guaranteed if (i) this Form of Cash Election is signed by the registered holder(s) of the certificates surrendered herewith, unless such Holder(s) have completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" or (ii) the certificates are tendered for the account of a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing firms, banks and trust companies being referred to as an "Eligible Institution").

In all cases requiring a signature guarantee, all signatures on this Form of Cash Election must be guaranteed by an Eligible Institution. To be an Eligible Institution for purposes of a signature guarantee, the financial institution must be a participant in the Securities Transfer Agents Medallion Program or the Stock Exchange Medallion Program.

         3. CERTIFICATES FOR IMPERIAL COMMON STOCK OR CHECKS ISSUED IN DIFFERENT NAME. When a check in respect of Electing Shares, or as a result of proration, shares of Imperial Common Stock, are to be issued to anyone other than exactly the name that appears on the certificate(s) representing Shares delivered herewith, such payment shall not be made by the Exchange Agent unless the box entitled "Special Payment Instructions" is completed, and the signature is guaranteed by an Eligible Institution. In addition, if this Form is signed by a person other than the registered holder(s) of the certificates listed and submitted herewith, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificates. Signatures on any such certificates or stock powers must also be guaranteed by an Eligible Institution as described above, unless signed by an Eligible Institution. See Instruction 2 above.

         4. SPECIAL DELIVERY INSTRUCTIONS. If the checks or the certificates for Imperial Common Stock are to be sent to someone other than the registered holder(s) or to an address other than the address of the registered holder, it will be necessary to indicate such person or address in the box entitled "Special Delivery Instructions."

         5. PARTIAL ELECTIONS. If the Holder is making a Cash Election with respect to fewer than all the Shares represented by any certificate delivered to the Exchange Agent with a copy of this Form of Cash Election, the Holder must fill in the number of shares for which a Cash Election is made in the box marked "Number of Shares for which Cash Election is Made" in the table entitled "Description of Certificates Submitted." ALL SHARES REPRESENTED BY CERTIFICATES SUBMITTED HEREUNDER SHALL BE TREATED AS HAVING MADE A CASH ELECTION UNLESS OTHERWISE INDICATED.

         6. EXECUTION BY REPRESENTATIVES. If this Form of Cash Election or any stock certificate(s) are signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or any other person acting in a representative or fiduciary capacity, the person signing must give such person's full title in such capacity and appropriate evidence of authority to act in such capacity must be forwarded with this Form of Cash Election.

         7. FORM W-9. The Holder is required to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN'') on Form W-9 to prevent backup withholding on the cash payment made for Shares. Failure to provide the Form W-9 may subject the Holder to 31% backup withholding on the cash payment made for Shares. A blank Form W-9 has been included with the Form of Cash Election and should be completed, signed and returned in order to prevent backup withholding. If a Form W-9 is not completed, signed and returned and the Exchange Agent is not provided with a TIN, the Exchange Agent will withhold 31% of the cash payment made for Shares until a completed Form W-9 is provided to the Exchange Agent.

         8. LOST CERTIFICATES. In the event that the Holder is unable to deliver to the Exchange Agent certificate(s) formerly representing his or her Shares due to the mutilation, loss, theft or destruction of such certificate(s), this Form of Cash Election may nevertheless be submitted, together with any documents which may be required, subject to acceptance at the discretion of Imperial Holly; provided, however, among other requirements, that the Holder agrees to indemnify Imperial Holly by signing the form of indemnity agreement which may be obtained from the Exchange Agent and furnishing an affidavit of loss in form satisfactory to the Exchange Agent and Imperial Holly.

         9. DEFECTS OR IRREGULARITIES. No Shares will be validly surrendered unless all defects or irregularities in the Form of Cash Election or the deposit of any Share certificates have been cured or are waived. Imperial Holly will not incur any liability for failure to give notification of any defects or irregularities in sufficient time for the Holder to obtain any particular tax result. Imperial Holly reserves the absolute right to reject any or all Forms of Cash Election or deposits of certificates the acceptance of which would, in its judgment, be unlawful. Imperial Holly's interpretation of the terms and conditions of the Merger Agreement and this Form of Cash Election (including these Instructions) will be final and binding. The Exchange Agent will return to the Holder as soon as practicable any certificates it receives that are not deposited properly and as to which any defects or irregularities have not been cured or waived.

         10. MISCELLANEOUS. A single check and/or a single stock certificate representing the Merger consideration will be issued in respect of each certificate submitted.

         11. STOCK TRANSFER TAXES. It will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Form. Imperial Holly will bear the liability for any state stock transfer taxes applicable to the issuance and delivery of checks and certificates in connection with the Merger; provided, however, that if any such check or certificate is to be issued in the name other than that in which the Share certificates submitted in exchange therefor are registered, it shall be a condition of such exchange, and the issuance of any check or certificate, that the person requesting such exchange shall either: (i) pay to the Exchange Agent the amount of any stock transfer taxes (whether imposed on the Holder or the transferee), payable on account of the transfer to such person, or (ii) provide the Exchange Agent with satisfactory evidence of the payment of such taxes or exemption therefrom.

         12. INADEQUATE SPACE. If the space provided herein under "Description of Certificates Submitted" is inadequate, the certificate numbers, the number of shares represented by certificate(s) and the number of shares submitted should be listed on a separate signed schedule and attached hereto.

         13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or additional copies of this Form of Cash Election may be made to the Exchange Agent at the addresses set forth herein.

B.       SPECIAL CONDITIONS.

         1. TIME IN WHICH TO ELECT. To be effective, an election pursuant to the terms and conditions set forth herein on this Form of Cash Election accompanied by the above-described certificates representing Electing Shares or a proper Notice of Guaranteed Delivery thereof, must be received by the Exchange Agent, at the address set forth above, no later than the Election Deadline. Holders whose stock certificates are not immediately available may also make an effective Cash Election by completing this Form of Cash Election and by having the box entitled "Notice of Guaranteed Delivery" properly completed and duly executed (subject to the condition that the certificates for which delivery is thereby guaranteed are in fact delivered to the Exchange Agent, duly endorsed in blank or otherwise in form acceptable for transfer on the books of [Savannah Foods], no later than 5:00 P.M., New York City time, on the third New York Stock Exchange trading day after the date of execution of such Notice of Guaranteed Delivery). Each share of Savannah Common Stock with respect to which the Exchange Agent shall have not received an effective Cash Election prior to the Election Deadline, outstanding at the effective time of the Merger will be converted into the right to receive $20.25 of Imperial Common Stock, subject to the collar and proration procedure described herein and in the Proxy Statement. See Instruction C.

         2. REVOCATION OF ELECTION. Any Cash Election may be revoked or changed by the person who submitted this Form of Cash Election to the Exchange Agent and the certificate(s) for Electing Shares withdrawn by written notice duly executed and received by the Exchange Agent up to and immediately prior to the Election Deadline. Such notice must specify the person in whose name the Electing Shares to be withdrawn had been submitted, the number of shares to be withdrawn, the name of the registered holder thereof, and the serial numbers shown on the certificate(s) representing the shares to be withdrawn. If a Cash Election is revoked, and the certificate(s) for Electing Shares withdrawn, the Electing Shares certificate(s) submitted therewith will be returned promptly by the Exchange Agent to the person who submitted such certificate(s).

         3. TERMINATION OF RIGHT TO ELECT. If for any reason the Merger is not consummated or is abandoned, this Form of Cash Election will be void and of no effect. Certificate(s) for Shares previously received by the Exchange Agent will be returned promptly by the Exchange Agent to the person who submitted such certificate(s).

C.       ELECTION AND PRORATION PROCEDURES.

         1. ELECTIONS. By completing this Form of Cash Election in accordance with the instructions herein, a Savannah Foods stockholder will be entitled to make a Cash Election; provided that any Cash Election is subject to the proration procedures described below and in the Proxy Statement in the event the election made by such stockholder is oversubscribed.

         IN CONNECTION WITH MAKING ANY CASH ELECTION, A HOLDER SHOULD READ CAREFULLY, AMONG OTHER MATTERS, THE AFORESAID DESCRIPTION AND STATEMENTS AND THE INFORMATION CONTAINED IN THE PROXY STATEMENT UNDER "CERTAIN FEDERAL INCOME TAX CONSEQUENCES" FOR A DISCUSSION OF THE TAX TREATMENT OF THE RECEIPT OF CASH BY A HOLDER WHO HAS MADE A CASH ELECTION.

         2. PRORATION. The Merger Agreement provides that, at the effective time of the Merger, each share of Savannah Common Stock issued and outstanding immediately prior thereto (other than shares of Savannah Common Stock held by Imperial Holly, IHK Sub or any of their subsidiaries (which include the shares purchased in the Tender Offer) or held in the treasury of Savannah Foods, all of which will be canceled and cease to exist without consideration being payable therefor (the "Excluded Shares")), and shares of Savannah Common Stock held by stockholders who perfect their appraisal rights under Delaware law (the "Dissenting Shares") will be converted into the right to receive, subject to stockholder election and proration, (i) the Cash Consideration, or (ii) the Stock Consideration (as defined below). The number of shares of Savannah Common Stock to be converted into the right to receive the Cash Consideration in the Merger (the "Cash Election Number") will be (x) 70% of the number of shares of Savannah Common Stock outstanding immediately prior to the effective time of the Merger (which include shares of Savannah Common Stock purchased in the Tender Offer) less (y) the sum of the Excluded Shares (which include shares of Savannah Common Stock purchased in the Tender Offer) and the Dissenting Shares.

         In the event that the number of shares of Savannah Common Stock making a Cash Election exceeds the Cash Election Number, such shares of Savannah Common Stock will be converted into the right to receive the Cash Consideration on a pro rata basis, with the remainder converted into the right to receive the Stock Consideration. In the event that the number of shares of Savannah Common Stock electing to receive the Cash Consideration is less than the Cash Election Number, such shares of Savannah Common Stock will be converted into the right to receive the Cash Consideration while those shares of Savannah Common Stock not so electing will be converted into the right to receive the Stock Consideration on a pro rata basis, with the remainder receiving the Cash Consideration. Any Savannah Foods stockholder who would otherwise receive a fraction of a share of Imperial Common Stock will receive a cash payment in lieu thereof.

         A description of the election and proration procedures is set forth in the Proxy Statement under "The Savannah Foods Merger Agreement--Consideration to be Paid in the Merger" and "--Elections". A full statement of the election and proration procedures is contained in Article II of the Merger Agreement and all Cash Elections are subject to compliance with such procedures.

         AS A RESULT OF THE PRORATION PROCEDURES DESCRIBED ABOVE AND IN THE PROXY STATEMENT, HOLDERS MAY NOT RECEIVE THE AMOUNT OF CASH CONSIDERATION THAT THEY ELECT. SUCH HOLDERS WILL NOT BE ABLE TO CHANGE THE NUMBER OF SHARES OF IMPERIAL COMMON STOCK OR THE AMOUNT OF CASH CONSIDERATION ALLOCATED TO THEM PURSUANT TO SUCH PROCEDURES.

         3. COLLAR. Shares of Savannah Common Stock with respect to which a Cash Election has not been made or Shares which will be converted into the right to receive shares of Imperial Common Stock because of proration will receive $20.25 of Imperial Common Stock (the "Stock Consideration"), subject to the following adjustments: (x) if the Closing Price (as defined below) of Imperial Common Stock is $13.25 or lower, the Stock Consideration will be a number of shares of Imperial Common Stock equal to the quotient of $20.25 divided by $13.25, (y) if the Closing Price of shares of Imperial Common Stock is $17.25 or greater, the Stock Consideration will be a number of shares of Imperial Common Stock equal to the quotient of $20.25 divided by $17.25, or (z) if the Closing Price of the shares of Imperial Common Stock is greater than $13.25 but less than $17.25, the Stock Consideration will be a number of shares of Imperial Common Stock equal to the quotient of $20.25 divided by the Closing Price. "Closing Price" means the volume weighted average of the trading prices of Imperial Common Stock, rounded to three decimal places, as reported by Bloomberg Financial Markets, for each of the first 15 consecutive days upon which both the New York Stock Exchange and the American Stock Exchange are open for trading in the period commencing 20 trading days prior to the date of the closing of the Merger. Any Savannah Foods stockholder who would otherwise receive a fraction of a share of Imperial Common Stock will receive a cash payment in lieu thereof.

         4. NON-ELECTING SHARES. If no election is made by a Holder, such Holder shall be deemed not to have made a Cash Election. If Imperial Holly shall determine that any election was not properly made with respect to any Shares, such election shall be deemed to be not in effect, and the Holder covered by such election shall, for the purposes of the Merger Agreement, be deemed not to have made a Cash Election.

D.       RECEIPT OF IMPERIAL COMMON STOCK AND/OR CHECKS REPRESENTING CASH
CONSIDERATION.

         As soon as practicable after the effective time of the Merger and after the Election Deadline, the Exchange Agent will mail cash payments by check and/or certificate(s) for Imperial Common Stock to Holders with respect to each Share represented by certificates included with any effective Cash Election. Holders who fail to make an effective Cash Election with respect to any or all of their Shares will receive, for each such Share, the right to receive the Stock Consideration, as soon as practicable after the certificate(s) representing such Shares have been submitted.

         No fractional shares will be issued in connection with the Merger. Any Savannah Foods stockholder who would otherwise receive a fraction of a share of Imperial Common Stock will receive a cash payment in lieu thereof.

                           IMPORTANT TAX INFORMATION

         Under U.S. federal income tax law, a holder surrendering certificates is required to provide the Paying Agent with such holder's correct TIN on Substitute Form W-9 below. If such holder is an individual, the TIN is the holder's social security number. The Certificate of Awaiting Taxpayer Identification Number should be completed if the surrendering holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Paying Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such holder with respect to surrendered certificates may be subject to backup withholding.

         Certain holders (including, among others, all corporations and certain non-U.S. individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as such an exempt recipient, that holder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Paying Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional information.

         If backup withholding applies, the Paying Agent is required to withhold 31% of any amounts otherwise payable to the holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup withholding on payments that are made to a holder with respect to certificates surrendered for payment, the holder is required to notify the Paying Agent of his or her correct TIN by completing the form herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (i) such holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such holder that he or she is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE PAYING AGENT

         Each holder is required to give the Paying Agent the social security number or employer identification number of the record holder(s) of the Certificate(s) evidencing Shares. If the Certificate(s) is (are) in more than one name or is (are) not in the name of the actual holder, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         If the tendering holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, write "Applied For" in the space for the TIN on Substitute Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return them to the Paying Agent. If such certificate is completed and the Paying Agent is not provided with the TIN within 60 days, the Paying Agent will withhold 31% of all payments made thereafter until a TIN is provided to the Paying Agent.

                        SUBSTITUTE FORM W-9 REQUEST FOR
                TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION

                         PAYOR'S NAME:
--------------------------------------------------------------------------------
Name as shown on account (if joint, list first and circle name of the person or entity whose number you enter below)



Name
        ----------------------------------------------------------------------

Address
        ----------------------------------------------------------------------

        ----------------------------------------------------------------------

City, State and Zip Code
                        ------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                           TAXPAYER IDENTIFICATION NO. --
                                      FOR ALL ACCOUNTS
                                                                                      Social Security No.
 Form W-9                             Enter your taxpayer identification
                                      number in the appropriate box.                -------------------------

 Department of the Treasury           For most individuals this is your social
 Internal Revenue Service             security number.  If you do not have a
                                      number, see the enclosed Guidelines.

                                                                                    Employer Identification No.
 Payor's Request for                  Note:  If the account is in more than
 Taxpayer Identification No.          one name, see the chart in the enclosed       -------------------------
                                      Guidelines on which number to give the
                                      payor.

----------------------------------------------------------------------------------------------------------------
 Certification -- Under the penalties of perjury, I certify that:

 (1)     The number shown on  this form is my correct Taxpayer Identification Number (or I am waiting  for a number to be issued to me); and

 (2)     I am not  subject to  backup withholding either  because I  have not been notified  by the  Internal
         Revenue Service ("IRS") that I  am subject to backup withholding as a  result of a failure to report all interests or dividends, or  the IRS  has notified  me that  I am  no longer subject  to backup withholding.

Certification Instruction -- You must cross out Item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (2). (The certification requirement does not apply to real estate transactions, mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement account, and payments other than interest and dividends. Also see Signing the Certification under Specific Instructions in the enclosed Guidelines.)

 SIGNATURE                                 DATE
          -----------------------------        --------------------------------
--------------------------------------------------------------------------------
      NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION
          OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR
              ADDITIONAL DETAILS.  YOU MUST COMPLETE THE FOLLOWING
              CERTIFICATE IF YOU WROTE "APPLIED FOR" IN THE SPACE
                      FOR THE "TIN" ON SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

-----------------------------------              -------------------------
Signature                                        Date

--------------------------------------------------------------------------------